Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Gilla Inc. (the “Registrant”) on Form 10-Q for the period ending June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, J. Graham Simmonds, Chief Executive Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2015	By:	/s/ J. Graham Simmonds Name: J. Graham Simmonds Title: Chief Executive Officer